UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ________________________________________

FORM 8-K
 ________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2013

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comScore, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

 ________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On March 4, 2013, comScore, Inc., a Delaware corporation (the “Company” or “comScore”) and its wholly-owned subsidiary RSC The Quality Measurement Company (also known as ARSgroup), entered into a definitive Agreement for the sale of certain assets related to its ARS Non-Health Copy-Testing and Equity Tracking business (the "ARS Business") to MSW.ARS LLC, a Delaware Limited Liability company ("Buyer") (the “Asset Purchase Agreement”). Under the terms of the Asset Purchase Agreement, Buyer agreed to purchase the ARS Business for a total purchase price of $1,000,000, with $250,000 to be paid at the closing payments of $250,000 on the last day each of June, September and December 2013 (the “Quarterly Payments”); provided, that the final Quarterly Payment (i) will be reduced by approximately $87,000 representing customer prepayments previously made to comScore, and (ii) may be reduced by up to an additional $100,000 to satisfy any indemnification obligations of comScore to Buyer under the Asset Purchase Agreement (subject to the terms, conditions and limitations set forth therein).
On March 15, 2013, the parties thereto further amended the Asset Purchase Agreement.
On March 18, 2013, the sale of the ARS Business, as contemplated by the Asset Purchase Agreement, as amended, was completed. (the “Disposition”).
Item 9.01. Financial Statements and Exhibits
(b) Pro forma financial information
The unaudited pro forma consolidated financial information of the Company as of and for the year ended December 31, 2012, giving effect to the Disposition, is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description

2.1
Asset Purchase Agreement, dated as of March 4, 2013, by and among comScore, Inc., RSC The Quality Measurement Company (collectively the Seller Parties), MSW.ARS LLC (the Buyer) and MSW Research, Inc. (the Guarantor).*

2.2
Amendment to Asset Purchase Agreement, dated as of March 15, 2013, by and among comScore, Inc., RSC The Quality Measurement Company (collectively the Seller Parties), MSW.ARS LLC (the Buyer) and MSW Research, Inc. (the Guarantor).*

99.1	comScore unaudited pro forma consolidated financial information as of and for the year ended December 31, 2012.

*
The registrant has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The schedule of exhibits omitted is included with such agreement. The registrant shall supplementally furnish a copy of any of the omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Christiana L. Lin
Christiana L. Lin EVP, General Counsel and Chief Privacy Officer
Date: March 22, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1
Asset Purchase Agreement, dated as of March 4, 2013, by and among comScore, Inc., RSC The Quality Measurement Company (collectively the Seller Parties), MSW.ARS LLC (the Buyer) and MSW Research, Inc. (the Guarantor).*

2.2
Amendment to Asset Purchase Agreement, dated as of March 15, 2013, by and among comScore, Inc., RSC The Quality Measurement Company (collectively the Seller Parties), MSW.ARS LLC (the Buyer) and MSW Research, Inc. (the Guarantor).*

99.1	comScore unaudited pro forma consolidated financial information as of and for the year ended December 31, 2012.

*
The registrant has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The schedule of exhibits omitted is included with such agreement. The registrant shall supplementally furnish a copy of any of the omitted schedules to the Securities and Exchange Commission upon request.